Exhibit 99.5

TO:	Express Scripts Management Team
FROM:	George Paz, Chairman & CEO
DATE:	July 21, 2011
SUBJECT:	Express Scripts to Merge With Medco
I have exciting news for you this morning: Earlier today we announced that we will be merging with Medco. The new organization will be headquartered in St. Louis and lead by our executive leadership team.
This is a big day for all of us. I want to personally share with you my pride in the role we’re playing in the national healthcare solution. This is the deal the nation needs now. There is a national mandate to lower the cost of healthcare while improving patient care, and now is the time for the private sector to provide the leadership and resources required to drive out the waste in healthcare and provide the best care in the world.
The combination with Medco will build upon our legacy of innovation, alignment with our clients, and our unwavering commitment to making medicine safer and more affordable for American families.
It’s thanks to your hard work that we’ve achieved the success needed to make this important deal. It’s a great strategic fit for advancing healthcare, and it creates a platform to accelerate growth and our ability to drive out the $400 billion in annual pharmacy related waste.
This transaction is subject to regulatory approval, and it could take up to 12 months to close the deal. The attached talking points and press release will help you answer questions about the transaction. Or you can go to www.BetterRxCare.com. We’re communicating this great news to employees today through an expressMail EXTRA and on ESInet. In addition, we’re communicating with clients through an email blast; Sales & Account Management will receive information and talking points to have direct conversations with clients.
As we continue through the approval process, we will remain focused on providing exceptional service to our clients and patients. I thank you for your leadership; it’s an important day for our company, and you should be proud of your part in making it happen.
FORWARD LOOKING STATEMENTS
Cautionary Note Regarding Forward-Looking Statements
This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
STANDARD OPERATING FACTORS
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▪	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

▪	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

▪	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

▪	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

▪	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

▪	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

▪	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

▪	Changes in industry pricing benchmarks;

▪	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

▪	Our failure to execute on, or other issues arising under, certain key client contracts;

▪	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
TRANSACTION-RELATED FACTORS
▪	Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;

▪	The ability to obtain governmental approvals of the transaction with Medco;

▪	Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;

▪	Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;

▪	Uncertainty as to the long-term value of Express Scripts Holding Company (formerly known as Aristotle Holding, Inc.) common shares;

▪	Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;

▪	The expected amount and timing of cost savings and operating synergies; and

▪	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company. In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Aristotle Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
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105 Madison Avenue
New York, New York 10016
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company will file with the SEC when it becomes available.
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